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                         JPMORGAN U.S. EQUITY FUNDS

                 Undiscovered Managers Small Cap Growth Fund
                             (ALL SHARE CLASSES)

                        Supplement Dated May 22, 2006
                   To The Prospectus Dated December 31, 2005

As of the close of business on May 26, 2006, the Fund will be publicly offered on a limited basis. Investors will not be eligible to purchase shares of the Fund except as described below:

     * Shareholders of record as of May 26, 2006, will be able to continue to purchase additional shares of the Fund either through JPMorgan Funds Services or a Financial Intermediary (as defined in the prospectus) and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

     * Shareholders of record as of May 26, 2006, will be able to add to their accounts through exchanges from other JPMorgan Funds for shares of the Fund;

     * Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering the Fund as of May 26, 2006, may open new participant accounts in the Fund and purchase additional shares in existing participant accounts. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering the Fund that are not funded as of May 26, 2006, may also open new participant accounts in the Fund if the Fund received notice of the group employer retirement plan's intention to offer the Fund to its participants prior to May 26, 2006; or

     * Wrap program sponsors may open new participant accounts in the Fund and purchase additional shares in existing participant accounts, provided the wrap program sponsor established account(s) with the Fund that are part of a wrap program prior to May 26, 2006. Other Financial Intermediaries which have selected and offered the Fund as part of an asset allocation model used for client accounts for which such Financial Intermediary has investment discretion may also open new client accounts in the Fund and purchase additional shares in existing client accounts, provided such Financial Intermediary established account(s) with the Fund as part of such Financial Intermediary's asset allocation model prior to May 26, 2006.

After May 26, 2006, if all shares of the Fund in an existing shareholder's account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums, as described in the prospectus), then the shareholder's account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their account in the Fund. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above.

If after May 26, 2006, the Fund receives a purchase order directly from an investor who does not currently have an account with the Fund, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

       INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                              FUTURE REFERENCE

                                                                   SUP-UMSCG-506